UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

BLUEROCK HOMES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 1, 2025, Bluerock Homes Trust, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated April 25, 2025 (the “Form 8-K”) in conjunction with the acquisition of a limited partnership interest (the “Marble Investment”) in Marble Capital Income and Impact Fund, LP (the “Marble Fund”).

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of the Marble Fund, and to include the required financial statements and pro forma financial information not previously included in the Form 8-K. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)		Financial Statements of Business Acquired

Marble Capital Income and Impact Fund, LP and Subsidiaries

	(i)	Audited consolidated financial statements as of and for the year ended December 31, 2024, and the notes related thereto, and the Report of Deloitte & Touche LLP, Independent Auditors, dated April 25, 2025, which are attached to this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference.

	(ii)	Audited consolidated financial statements as of and for the year ended December 31, 2023, and the notes related thereto, and the Report of Deloitte & Touche LLP, Independent Auditors, dated April 26, 2024, which are attached to this Form 8-K/A as Exhibit 99.2 and incorporated herein by reference.

	(iii)	Unaudited consolidated financial statements as of March 31, 2025 and December 31, 2024, and for the three months ended March 31, 2025 and 2024, and the notes related thereto, which are attached to this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference.

(b)		Pro Forma Financial Information

Bluerock Homes Trust, Inc.

	(i)	Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025 (unaudited), and the notes thereto.

	(ii)	Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2025 (unaudited), and the notes thereto.

	(iii)	Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2024 (unaudited), and the notes thereto.

Statements in this Current Report on Form 8-K/A, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions, and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 20, 2025 and its other filings with the SEC.

(c)	Exhibit No.	Description

	23.1	Consent of Deloitte & Touche LLP

	99.1	Audited consolidated financial statements of Marble Capital Income and Impact Fund, LP and Subsidiaries as of and for the year ended December 31, 2024, and the notes related thereto, and the Report of Deloitte & Touche LLP, Independent Auditors, dated April 25, 2025.

	99.2	Audited consolidated financial statements of Marble Capital Income and Impact Fund, LP and Subsidiaries as of and for the year ended December 31, 2023, and the notes related thereto, and the Report of Deloitte & Touche LLP, Independent Auditors, dated April 26, 2024.

	99.3	Unaudited consolidated financial statements of Marble Capital Income and Impact Fund, LP and Subsidiaries as of March 31, 2025 and December 31, 2024, and for the three months ended March 31, 2025 and 2024, and the notes related thereto.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

The following unaudited pro forma condensed consolidated financial statements of Bluerock Homes Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2024, and as of and for the three months ended March 31, 2025 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2025, and the unaudited pro forma condensed consolidated statements of operations and comprehensive income for the three months ended March 31, 2025 and the year ended December 31, 2024, have been prepared to provide pro forma financial information with regard to the Company’s acquisition of a limited partnership interest (the “Marble Investment”) in Marble Capital Income and Impact Fund, LP (the “Marble Fund”) on April 25, 2025.

The pro forma condensed consolidated balance sheet at March 31, 2025 assumes that the Marble Investment occurred on March 31, 2025.

The pro forma condensed consolidated statements of operations and comprehensive income for the three months ended March 31, 2025 and the year ended December 31, 2024 assume the transaction referred to above occurred on January 1, 2024.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above have been made. Our unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2025

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Marble Investment (b)	Pro Forma Total
ASSETS
Net real estate investments
Land	$103,299	$—	$103,299
Buildings and improvements	579,817	—	579,817
Furniture, fixtures and equipment	20,310	—	20,310
Construction in process	2,919	—	2,919
Total gross operating real estate investments	706,345	—	706,345
Accumulated depreciation	(47,812)	—	(47,812)
Total net operating real estate investments	658,533	—	658,533
Operating real estate held for sale, net	18,386	—	18,386
Total net real estate investments	676,919	—	676,919
Cash and cash equivalents	134,748	(25,000)	109,748
Restricted cash	15,939	—	15,939
Notes and accrued interest receivable, net	9,449	—	9,449
Investment in unconsolidated real estate joint ventures	—	25,000	25,000
Accounts receivable, prepaids and other assets, net	36,133	—	36,133
Preferred equity investments, net	88,953	—	88,953
In-place lease intangible assets, net	849	—	849
Due from affiliates	1,256	—	1,256
Non-real estate assets associated with operating real estate held for sale	125	—	125
TOTAL ASSETS	$964,371	$—	$964,371

LIABILITIES AND EQUITY
Mortgages payable	$251,457	$—	$251,457
Revolving credit facilities	85,000	—	85,000
Accounts payable	824	—	824
Other accrued liabilities	18,739	—	18,739
Due to affiliates	5,916	—	5,916
Distributions payable	2,331	—	2,331
Liabilities associated with operating real estate held for sale	137	—	137
Total Liabilities	364,404	—	364,404
6.0% Series A Redeemable Preferred Stock, liquidation preference $25.00 per share, 30,000,000 shares authorized; 5,278,493 shares issued and outstanding at March 31, 2025	116,746	—	116,746
Equity
Stockholders’ Equity
Preferred stock, $0.01 par value, 220,000,000 shares authorized; no shares issued and outstanding at March 31, 2025	—	—	—
Common stock - Class A, $0.01 par value, 562,500,000 shares authorized; 3,953,219 shares issued and outstanding at March 31, 2025, historical and pro forma	40	—	40
Common stock - Class C, $0.01 par value, 187,500,000 shares authorized; 8,489 shares issued and outstanding at March 31, 2025, historical and pro forma	—	—	—
Additional paid-in-capital	119,083	—	119,083
Cumulative earnings in excess of distributions	17,684	—	17,684
Accumulated other comprehensive gain	307	—	307
Total Stockholders’ Equity	137,114	—	137,114
Noncontrolling Interests
Operating partnership units	307,411	—	307,411
Partially owned properties	38,696	—	38,696
Total Noncontrolling Interests	346,107	—	346,107
Total Equity	483,221	—	483,221
TOTAL LIABILITIES AND EQUITY	$964,371	$—	$964,371

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2025

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

(b)	The acquisition of a limited partnership interest (the “Marble Investment”) in Marble Capital Income and Impact Fund, LP (the “Marble Fund”) for a purchase price of $25 million.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2025

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Marble Investment (b)		Pro Forma Total
Revenues
Rental and other property revenues	$15,910	$—		$15,910
Interest income from loan investments	503	—		503
Total revenues	16,413	—		16,413

Expenses
Property operating	7,652	—		7,652
Property management and asset management fees	1,325	—		1,325
General and administrative	3,057	—		3,057
Management fees to related party	2,540	—		2,540
Acquisition and other transaction costs	76	—		76
Depreciation and amortization	7,492	—		7,492
Total expenses	22,142	—		22,142

Other (expense) income
Other expense, net	(59)	—		(59)
Income from preferred equity investments	3,110	—		3,110
Income from unconsolidated real estate joint ventures	—	300	(c)	300
Recovery of credit losses, net	102	—		102
Gain on sale and impairment of real estate investments, net	703	—		703
Loss on extinguishment of debt costs	(4)	—		(4)
Interest expense, net	(6,211)	—		(6,211)
Interest income	1,104	—		1,104
Total other (expense) income	(1,255)	300		(955)
(Loss) income before income taxes	(6,984)	300		(6,684)
Income tax expense	(346)	—		(346)
Net (loss) income	(7,330)	300		(7,030)
Preferred stock dividends	(2,010)	—		(2,010)
Preferred stock accretion	(523)	—		(523)
Net (loss) income attributable to noncontrolling interests
Operating partnership units	(5,661)	207		(5,454)
Partially owned properties	(1,673)	—		(1,673)
Net (loss) income attributable to noncontrolling interests	(7,334)	207		(7,127)
Net (loss) income attributable to common stockholders	$(2,529)	$93		$(2,436)

Loss per common share (d)
Net loss per common share – Basic	$(0.67)			$(0.65)
Net loss per common share – Diluted	$(0.67)			$(0.65)

Weighted average basic common shares outstanding	3,864,622			3,864,622
Weighted average diluted common shares outstanding	3,864,622			3,864,622

Other comprehensive income
Unrealized gain on available for sale investments	$1,524	$—		$1,524
Less unrealized gain attributable to Operating partnership units	(1,053)	—		(1,053)
Other comprehensive income attributable to common stockholders	471	—		471
Comprehensive (loss) income attributable to noncontrolling interests	(6,281)	207		(6,074)
Comprehensive (loss) income attributable to common stockholders	$(2,058)	$93		$(1,965)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2025

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

(b)	Represents adjustments to the Company’s historical operations to give effect to the Marble Investment on April 25, 2025 as if the investment had been made on January 1, 2024. Pro forma adjustments to the Company’s historical results for the three months ended March 31, 2025 include adjustments to the following: income from unconsolidated real estate joint ventures and the operating partnership units’ interest.

(c)	Represents income from unconsolidated real estate joint ventures estimated to have been earned on the Marble Investment. Income from unconsolidated real estate joint ventures is calculated at 1.2% of the Company’s total $25 million investment and is based on historical distribution rates for an investor with similar limited partnership interests in the Marble Fund.

(d)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of earnings per share.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2024

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Marble Investment (b)		Pro Forma Total
Revenues
Rental and other property revenues	$48,584	$—		$48,584
Interest income from loan investments	1,630	—		1,630
Total revenues	50,214	—		50,214

Expenses
Property operating	24,144	—		24,144
Property management and asset management fees	4,715	—		4,715
General and administrative	10,592	—		10,592
Management fees to related party	9,111	—		9,111
Acquisition and other transaction costs	255	—		255
Weather-related losses, net	170	—		170
Depreciation and amortization	19,940	—		19,940
Total expenses	68,927	—		68,927

Other income (expense)
Other income, net	330	—		330
Income from preferred equity investments	11,937	—		11,937
Income from unconsolidated real estate joint ventures	—	1,225	(c)	1,225
Recovery of credit losses, net	93	—		93
Gain on sale and impairment of real estate investments, net	7,081	—		7,081
Loss on extinguishment of debt costs	(151)	—		(151)
Interest expense, net	(18,092)	—		(18,092)
Interest income	5,424	—		5,424
Total other income	6,622	1,225		7,847
Net (loss) income	(12,091)	1,225		(10,866)
Preferred stock dividends	(4,022)	—		(4,022)
Preferred stock accretion	(244)	—		(244)
Net (loss) income attributable to noncontrolling interests
Operating partnership units	(9,232)	839		(8,393)
Partially owned properties	(2,891)	—		(2,891)
Net (loss) income attributable to noncontrolling interests	(12,123)	839		(11,284)
Net (loss) income attributable to common stockholders	$(4,234)	$386		$(3,848)

Loss per common share (d)
Net loss per common share – Basic	$(1.10)			$(1.00)
Net loss per common share – Diluted	$(1.10)			$(1.00)

Weighted average basic common shares outstanding	3,856,162			3,856,162
Weighted average diluted common shares outstanding	3,856,162			3,856,162

Other comprehensive loss
Unrealized loss on available for sale investments	$(527)	$—		$(527)
Less unrealized loss attributable to Operating partnership units	363	—		363
Other comprehensive loss attributable to common stockholders	(164)	—		(164)
Comprehensive (loss) income attributable to noncontrolling interests	(12,486)	839		(11,647)
Comprehensive (loss) income attributable to common stockholders	$(4,398)	$386		$(4,012)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2024

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

(b)	Represents adjustments to the Company’s historical operations to give effect to the Marble Investment on April 25, 2025 as if the investment had been made on January 1, 2024. Pro forma adjustments to the Company’s historical results for the year ended December 31, 2024 include adjustments to the following: income from unconsolidated real estate joint ventures and the operating partnership units’ interest.

(c)	Represents income from unconsolidated real estate joint ventures estimated to have been earned on the Marble Investment. Income from unconsolidated real estate joint ventures is calculated at 4.9% of the Company’s total $25 million investment and is based on historical distribution rates for an investor with similar limited partnership interests in the Marble Fund.

(d)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of earnings per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

DATE:	July 8, 2025	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements of Marble Capital Income and Impact Fund, LP and Subsidiaries as of and for the year ended December 31, 2024, and the notes related thereto, and the Report of Deloitte & Touche LLP, Independent Auditors, dated April 25, 2025.

99.2	Audited consolidated financial statements of Marble Capital Income and Impact Fund, LP and Subsidiaries as of and for the year ended December 31, 2023, and the notes related thereto, and the Report of Deloitte & Touche LLP, Independent Auditors, dated April 26, 2024.

99.3	Unaudited consolidated financial statements of Marble Capital Income and Impact Fund, LP and Subsidiaries as of March 31, 2025 and December 31, 2024, and for the three months ended March 31, 2025 and 2024, and the notes related thereto.